UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2016

Acushnet Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	3949	45-5644353
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

333 Bridge Street

Fairhaven, Massachusetts 02719

(Address of Principal Executive Offices) (Zip Code)

(800) 225-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2016, the Amended and Restated Bylaws (the “Bylaws”) of Acushnet Holdings Corp. (the “Company”) became effective and on November 2, 2016, the Amended and Restated Certificate of Incorporation (the “Charter”) of the Company became effective, each as contemplated by the Company’s Registration Statement on Form S-1 (File No. 333-212116), as amended (the “Registration Statement”). The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Charter and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01 Other Events.

On November 2, 2016, the Company completed the initial public offering (the “Offering”) of common stock, par value $0.001 per share, of the Company.  Existing stockholders of the Company sold 22,233,332 shares of common stock in the Offering at an initial public offering price of $17.00 per share, including 2,899,999 shares of common stock pursuant to the full exercise of the underwriters’ over-allotment option. The Company did not receive any proceeds from the sale of shares of its common stock in the Offering by the selling stockholders.

J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC acted as lead book-running managers and as representatives of the underwriters for the initial public offering. Nomura Securities International, Inc. and UBS Securities LLC also acted as lead book-running managers. Credit Suisse Securities (USA) LLC, Daiwa Capital Markets America Inc., Deutsche Bank Securities Inc., Jefferies LLC and Wells Fargo Securities, LLC acted as joint book-running managers, and KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., SunTrust Robinson Humphrey, Inc. and D.A. Davidson & Co. acted as co-managers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Acushnet Holdings Corp., effective as of November 2, 2016.

3.2	Amended and Restated Bylaws of Acushnet Holdings Corp., effective as of October 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

	By:	/s/ Joseph Nauman
	Name:	Joseph Nauman
	Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary

Date: November 2, 2016

Index to Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Acushnet Holdings Corp., effective as of November 2, 2016.

3.2	Amended and Restated Bylaws of Acushnet Holdings Corp., effective as of October 27, 2016.